UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007

Panacos Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24241	11-3238476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Coolidge Avenue

Watertown, Massachusetts 02472

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 926-1551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 25, 2007, Panacos Pharmaceuticals, Inc. (“Panacos”) announced its financial results for the quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Form 8-K related to the financial results for the quarter ended September 30, 2007 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01	OTHER EVENTS

Panacos also announced the following items in the press releases dated October 25, 2007, which are attached hereto as Exhibits 99.1 and 99.2:

•

Preliminary results from the 300 mg cohort of a Phase 2b dose escalation study of bevirimat (PA-457) in patients failing HIV therapy due to drug resistance. The results from this cohort showed a mean viral reduction of 1.02 log10.

•

Completion of a Phase 1 study with two distinct liquid formulations of bevirimat suitable for long-term dosing in HIV patients. Both formulations have similar bioavailability to the solution formulation currently being used in the Phase 2b dose escalation study.

•

Panacos intends to commercialize both a liquid and a solid version of bevirimat, and continues to evaluate a number of novel solid formulation options with the goal of selecting a candidate to take into human trials in 2008. Preliminary market research indicates that a majority of the HIV-positive adult market would consider a liquid formulation of bevirimat to be an attractive option.

The information contained in Exhibits 99.1 and 99.2 regarding the above items is incorporated by reference into Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Exhibit
99.1	Press release of Panacos Pharmaceuticals, Inc. dated October 25, 2007, announcing financial results for the quarter ended September 30, 2007.

99.2	Press release of Panacos Pharmaceuticals, Inc. dated October 25, 2007, announcing results of bevirimat 300 mg cohort.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANACOS PHARMACEUTICALS, INC.

Dated: October 25, 2007	By:	/s/ Alan W. Dunton, M.D.
Alan W. Dunton, M.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release of Panacos Pharmaceuticals, Inc. dated October 25, 2007, announcing financial results for the quarter ended September 30, 2007.

99.2	Press release of Panacos Pharmaceuticals, Inc. dated October 25, 2007, announcing results of bevirimat 300 mg cohort.